BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock 60/40 Target Allocation ETF V.I. Fund

(the “Fund”)

Supplement dated February 12, 2025 to the Statement of Additional Information (“SAI”)

of the Fund, dated May 1, 2024 as supplemented to date

Effective January 21, 2025, the following changes are made to the Funds’ SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Portfolio Manager Information” is revised as follows:

The sub-section entitled “Other Funds and Accounts Managed – BlackRock 60/40 Target Allocation ETF V.I. Fund” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Gates, CFA	8 $4.51 Billion	9 $2.61 Billion	0 $0	0 $0	0 $0	0 $0
Lisa O’Connor, CFA*	5 $4.43 Billion	0 $0	0 $0	0 $0	0 $0	0 $0
Suzanne Ly, CFA, FRM*	5 $395.7 Million	10 $3.66 Billion	2 $423.5 Million	0 $0	0 $0	0 $0

*	Information provided as of December 31, 2024.

The sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

As of the fiscal year ended December 31, 2023 and as of December 31, 2024 for Mses. O’Connor and Ly, with respect to BlackRock 60/40 Target Allocation ETF V.I. Fund, no portfolio manager beneficially owned any equity securities of any Fund because no portfolio manager had invested in the type of insurance contract through which the Funds must be purchased.

The first paragraph of the subsection entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of December 31, 2023, except for Mses. O’Connor and Ly’s with respect to BlackRock 60/40 Target Allocation ETF V.I. Fund, which is described as of December 31, 2024.

The sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Gates, Green and Pensky” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation

Mses. O’Connor and Ly and Messrs. Gates, Green and Pensky

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-,3-, and 5-year periods relative to applicable benchmarks. The relative benchmarks for these portfolio managers are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Lisa O’Connor, CFA	BlackRock 60/40 Target Allocation ETF V.I. Fund	A combination of market-based indices (MSCI USA, MSCI All-Country World, Bloomberg U.S. Universal Index) and certain customized indices.
Suzanne Ly, CFA, FRM	BlackRock 60/40 Target Allocation ETF V.I. Fund	A combination of market-based indices (MSCI Developed, MSCI World, Russell 1000), certain customized indices and certain fund industry peer groups.
Michael Gates, CFA	BlackRock 60/40 Target Allocation ETF V.I. Fund	A combination of market-based indices (MSCI All-Country World, MSCI Developed, Bloomberg U.S. Universal Index) and certain customized indices.
Philip Green	BlackRock Managed Volatility V.I. Fund	A combination of market based indices (Russell 1000, MSCI All Country World Index, ICE BofA 3-Month US T Bill), certain custom indices and certain fund industry peer groups.
Michael Pensky, CFA	BlackRock Managed Volatility V.I. Fund	A combination of market-based indices (MSCI EAFE, Russell 3000, Bloomberg U.S. Aggregate Bond Index, ICE BofA 3-Month US T Bill), certain customized indices and certain fund industry peer groups.

Shareholders should retain this Supplement for future reference.

SAI-TAFVI-0225SUP

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